Exhibit 99.5

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Daddario, Chief Financial Officer of MONY Holdings, LLC, hereby certify to the best of my knowledge and belief that this Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Annual Report on Form 10-K fairly represents, in all material respects, the financial condition and results of operations of MONY Holdings, LLC.

Date: May 15, 2003

/s/    Richard Daddario

Richard Daddario

Executive Vice President and

Chief Financial Officer